Exhibit 99.906Cert

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR (the “Report”) for the period ended November 30, 2017 (the “Form N-CSR”) of Stone Harbor Investment Funds (the “Registrant”).

I, Peter J. Wilby, the President and Chief Executive Officer/Principal Executive Officer of the Registrant, certify that:

(i)	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:	February 8, 2018

By:	/s/ Peter J. Wilby
Peter J. Wilby (Principal Executive Officer) President and Chief Executive Officer

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form N-CSR or as a separate disclosure document.  A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR (the “Report”) for the period ended November 30, 2017 (the “Form N-CSR”) of Stone Harbor Investment Funds (the “Registrant”).

I, Thomas M. Reynolds, the Principal Financial Officer/Principal Accounting Officer of the Registrant, certify that:

(i)	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:	February 8, 2018

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds Principal Financial Officer/Principal Accounting Officer

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form N-CSR or as a separate disclosure document.  A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.